UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2026

Jacobs Solutions Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-7463	88-1121891
(State or other jurisdiction of incorporation or organization)	(SEC File No.)	(I.R.S. Employer Identification No.)

1999 Bryan Street, Suite 3500 Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number (including area code): (214) 583-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock $1 par value	J	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Underwriting Agreement

On February 24, 2026, Jacobs Solutions Inc. (the “Company”), Jacobs Engineering Group Inc., a wholly-owned subsidiary of the Company (the “Guarantor”), and BofA Securities, Inc., BNP Paribas Securities Corp. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein, entered into an underwriting agreement (“Underwriting Agreement”) pursuant to which the Company agreed to issue and sell $800,000,000 aggregate principal amount of 4.750% Senior Notes due 2031 (the “2031 Notes”) and $500,000,000 aggregate principal amount of 5.375% Senior Notes due 2036 (the “2036 Notes” and, together with the 2031 Notes, the “Notes”) in an underwritten public offering and the full and unconditional guarantee (the “Guarantees”) of the Notes by the Guarantor (the “Offering”).

The Company expects to receive net proceeds from the sale of the Notes and the Guarantees of approximately $1,286 million, after deducting the underwriting discount and estimated expenses payable by the Company. The Company intends to use the net proceeds from the Offering to finance the cash consideration of the Acquisition (as defined below), together with cash on hand if needed based on the final adjusted purchase price of the Acquisition. Pending completion of the Acquisition, the Company intends to use the net proceeds from the Offering to repay amounts outstanding under its revolving credit facility and term loan facility, and upon consummation of the Acquisition, finance the cash consideration of the Acquisition with additional term loan borrowings, with any remaining proceeds to be used for general corporate purposes. Completion of the Offering is not conditioned upon consummation of the Acquisition. If the Acquisition is not consummated for any reason, the Company intends to use the net proceeds from the Offering to repay amounts outstanding under its revolving credit facility and term loan facility, with any remaining proceeds to be used for general corporate purposes.

The Offering was made pursuant to a prospectus supplement, dated February 24, 2026, to the prospectus dated February 2, 2026, that forms a part of the Company and the Guarantor’s automatic shelf registration statement on Form S-3ASR (File Nos. 333-293127 and 333-293127-01) previously filed with the Securities and Exchange Commission. The Offering is expected to close on March 3, 2026, subject to satisfaction of customary closing conditions.

The foregoing description of the Underwriting Agreement does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the full text of the Underwriting Agreement, which is attached hereto as Exhibit 1.1 and is incorporated by reference herein.

PA Consulting Shareholder Vote

As previously disclosed, on January 2, 2026, the Company entered into an Implementation Deed with Jacobs UK Holdings Limited, a company incorporated in England and Wales and a subsidiary of the Company (the “Purchaser”), PA Consulting Group Limited, a company incorporated in England and Wales (“PA Consulting”), and certain other parties. Pursuant to the Implementation Deed and certain related agreements, and subject to the terms and conditions thereof, the Purchaser agreed to acquire from shareholders of PA Consulting other than the Company and its affiliates (the “PA Shareholders”) all of the remaining issued share capital of PA Consulting owned by the PA Shareholders (the “Acquisition”). The Acquisition is primarily being implemented by means of a scheme of arrangement under Part 26 of the UK Companies Act 2006 (the “Scheme”), which is subject to the satisfaction or waiver of certain closing conditions, including the approval of the Scheme by a majority in number, representing at least 75 percent in value, of the PA Shareholders actually voting.

On February 26, 2026, PA Consulting held a shareholder meeting in connection with the Scheme, at which more than 97% of voting shareholders—representing over 99% of share value—voted in support of the Acquisition.

To complete the Acquisition, remaining conditions include (among other matters) (i) the sanction of the High Court of Justice in England and Wales and (ii) the approval of the UK Secretary of State exercising authority under the UK National Security and Investment Act 2021.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include, without limitation, statements regarding the expected timing and completion of the Acquisition and the satisfaction of remaining conditions to closing, including statements regarding (i) the sanction of the High Court of Justice in England and Wales and (ii) the approval of the UK Secretary of State exercising authority under the UK National Security and Investment Act 2021. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Risks and uncertainties include, among other things, the possibility that conditions to the Acquisition may not be satisfied or waived on the expected timeline or at all; that required governmental or regulatory approvals may not be obtained, or may be obtained subject to conditions; that the Court may not sanction the Scheme; and other risks described in the Company’s Annual Report on Form 10-K for the fiscal year ended September 26, 2025, Quarterly Report on Form 10-Q for the quarterly period ended December 26, 2025 and in the Company’s subsequent filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statements, except as required by law.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of February 24, 2026, among the Company, the Guarantor and BofA Securities, Inc., BNP Paribas Securities Corp. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jacobs Solutions Inc.
Dated: February 26, 2026

	By:	/s/ Venk Nathamuni
Venk Nathamuni
Chief Financial Officer (Principal Financial Officer)